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                                                                    EXHIBIT 23.1



                           CONSENT OF INDEPENDENT AUDITORS


    We consent to the incorporation by reference into this Registration Statement on Form S-8 of our report dated August 12, 1996 (August 27, 1996 as to
Note 7), appearing in the Ultrafem, Inc. prospectus filed pursuant to Rule 424(b) under the Securities Act, which was filed November 15, 1996,
(File No. 333-11995).


DELOITTE & TOUCHE LLP

December 12, 1996